UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2014

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS    February 28, 2014 / Unaudited

	Principal Amount		Value
Foreign Government Obligations—32.1%
Australia—2.9%
Commonwealth of Australia Sr. Unsec. Bonds, 2.542%, Series 125, 6/15/14	AUD	1,560,000	$1,407,697

Belgium—6.7%
Kingdom of Belgium Bonds, 0.204%, Series 56, 3/28/15	EUR	2,300,000	3,288,909

Germany—3.4%
Federal Republic of Germany Bonds, 0.041%, 4/11/14	EUR	1,225,000	1,694,520

Hungary—2.4%
Hungary Government Bonds, 3.371%, 2/12/15	HUF	250,000,000	1,159,747

Ireland—2.4%
Ireland Treasury Bonds, 0.265%, 2/18/15	EUR	815,000	1,170,544

Malaysia—2.4%
Malaysia Sr. Unsec. Bonds, 2.918%, Series 2/04, 4/30/14	MYR	3,855,000	1,180,449

Singapore—3.2%
Republic of Singapore Sr. Unsec. Bonds, 0.199%, 2/1/15	SGD	2,000,000	1,577,675

South Korea—3.2%
Republic of South Korea Treasury Bonds, 2.614%, 6/10/14	KRW	1,700,000,000	1,596,251

Turkey—2.1%
Republic of Turkey Sr. Unsec. Bonds, 8.27%, 6/4/14	TRY	2,250,000	1,014,167

United Kingdom—3.4%
United Kingdom Treasury Bills, 0.331%, 9/7/14	GBP	970,000	1,663,027

Total Foreign Government Obligations (Cost $15,918,421)			15,752,986

Short-Term Notes—58.8%
Canada—9.5%
Canada Treasury Bills, 0.946%, 3/27/14[1]	CAD	5,150,000	4,648,813

Italy—2.8%
Italian Republic Buoni Ordinari del Tesoro BOT, 0.68%, 1/14/15	EUR	1,000,000	1,373,654

Japan—19.4%
Japan Treasury Bills, 0.057%, 1/20/15[1]	JPY	970,000,000	9,527,941

Mexico—3.5%
United Mexican States Treasury Bills, 3.737%, 12/11/14	MXN	23,700,000	1,736,454

Portugal—0.9%
Portuguese Republic Treasury Bills, 1.30%, 4/18/14	EUR	315,000	434,593

Spain—2.4%
Spain Letras del Tesoro, 0.465%, 12/12/14[1]	EUR	850,000	1,168,983

1  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
United States—20.3%
United States Treasury Bills, 0.10%, 3/6/14[1]	$10,000,000	$9,999,990

Total Short-Term Notes (Cost $28,886,878)		28,890,428

	Counterparty	Exercise Price		Expiration Date	Contracts
Over-the-Counter Options Purchased—1.2%
CAD Currency Put[2]	JPM	CAD	1.135	7/15/14	CAD	11,085,000	88,070
CAD Currency Put[2]	BOA	MXN	11.750	3/7/14	CAD	2,910,000	4,430
EUR Currency Put[2]	BOA	PLN	4.160	7/4/14	EUR	4,850,000	74,955
INR Currency Call[2]	GSG	INR	63.000	5/23/14	INR	305,500,000	88,900
MXN Currency Call[2]	JPM	MXN	13.400	7/29/14	MXN	100,575,000	199,742
NZD Currency Put[2]	GSG	USD	0.820	6/10/14	NZD	3,885,000	50,583
NZD Currency Put[2]	GSG	USD	0.820	6/10/14	NZD	3,885,000	50,583
SGD Currency Put[2]	BOA	SGD	1.280	8/27/14	SGD	5,120,000	40,371

Total Over-the-Counter Options Purchased (Cost $915,619)							597,634

	Shares
Investment Company—3.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[3,4] (Cost $1,728,520)	1,728,520	1,728,520

Total Investments, at Value (Cost $47,449,438)	95.6%	46,969,568

Assets in Excess of Other Liabilities	4.4	2,180,752

Net Assets	100.0%	$49,150,320

Footnotes to Consolidated Statement of Investments

1.	Zero coupon bond reflects effective yield on the date of purchase.
2.	Non-income producing security.
3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares February 28, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	13,168,166	71,164,964	82,604,610	1,728,520

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$1,728,520	$8,362

4.	Rate shown is the 7-day yield as of February 28, 2014.

2  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts as of February 28, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	CAD	385	USD	348	$—	$2,932
BAC	08/2014	CZK	31,200	USD	1,549	30,025	—
BAC	08/2014	PHP	69,000	USD	1,529	10,904	—
BAC	08/2014	PLN	6,570	USD	2,138	19,928	—
BAC	08/2014	RUB	51,600	USD	1,435	—	42,209
BAC	08/2014	SEK	19,690	USD	3,040	22,694	—
BAC	03/2014	USD	1,812	CLP	1,003,300	22,819	—
BAC	08/2014	USD	1,967	CZK	39,300	—	21,091
BAC	08/2014	USD	1,113	SGD	1,410	405	—
BAC	08/2014	ZAR	17,380	USD	1,515	55,779	—
BNP	08/2014	CNH	9,360	USD	1,543	—	20,844
BNP	08/2014	THB	51,000	USD	1,532	19,438	—
BOA	04/2014	BRL	3,700	USD	1,562	3,321	—
BOA	08/2014	CLP	866,000	USD	1,562	—	37,074
BOA	08/2014	COP	3,140,000	USD	1,511	7,117	—
BOA	08/2014	HUF	328,000	USD	1,422	24,384	—
BOA	08/2014	IDR	18,879,000	USD	1,522	61,480	—
BOA	08/2014	INR	97,000	USD	1,500	14,664	—
BOA	04/2014	KRW	1,032,000	USD	967	—	2,859
BOA	03/2014	MXN	47,660	USD	3,649	—	58,489
BOA	08/2014	MYR	1,335	USD	397	6,854	—
BOA	08/2014	PEN	4,360	USD	1,501	21,982	—
BOA	04/2014 - 08/2014	TWD	140,400	USD	4,651	—	5,443
BOA	03/2014	USD	1,573	BRL	3,700	—	3,951
BOA	08/2014	USD	4,455	SEK	29,060	—	65,867
CITNA-B	08/2014	AUD	190	USD	168	—	159
CITNA-B	08/2014 - 01/2015	EUR	5,285	USD	7,197	99,625	—
CITNA-B	08/2014	HKD	12,000	USD	1,547	—	588
CITNA-B	08/2014	ILS	5,430	USD	1,538	16,579	—
CITNA-B	03/2014	TRY	4,000	USD	1,741	56,156	—
CITNA-B	01/2015	USD	1,480	CAD	1,638	12,146	—
CITNA-B	08/2014	USD	1,160	EUR	845	—	5,985
CITNA-B	08/2014	USD	1,136	HUF	261,000	—	14,895
CITNA-B	08/2014	USD	8,620	JPY	880,000	—	34,946
DEU	08/2014	USD	7,626	EUR	5,590	—	89,862
DEU	01/2015	USD	5,431	GBP	3,300	—	78,596
DEU	03/2014	USD	1,696	TRY	4,000	—	101,201
GSCO-OT	01/2015	BRL	4,570	USD	2,001	—	210,975
GSCO-OT	08/2014	CHF	1,405	USD	1,569	30,972	—
GSCO-OT	08/2014	NOK	27,770	USD	4,508	90,646	—
GSCO-OT	08/2014	NZD	1,875	USD	1,528	23,384	—
GSCO-OT	01/2015	USD	1,909	BRL	4,570	118,201	—
GSCO-OT	07/2014	USD	4,117	CHF	3,740	—	140,072
GSCO-OT	08/2014	USD	918	COP	1,891,000	3,841	—
GSCO-OT	08/2014	USD	133	MXN	1,800	—	762

3  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	03/2014	BRL	3,700	USD	1,511	$65,581	$—
JPM	08/2014	HUF	220,000	USD	956	13,889	—
JPM	07/2014	INR	46,000	USD	716	6,808	—
JPM	04/2014	KRW	1,187,000	USD	1,112	—	3,757
JPM	08/2014	PLN	4,760	USD	1,534	28,877	—
JPM	08/2014	TRY	1,320	USD	566	2,535	—
JPM	03/2014	USD	2,244	MXN	30,170	—	29,009
JPM	04/2014	USD	1,500	RUB	53,700	22,068	—
JPM	08/2014	USD	24	SGD	30	—	54
MSCO	08/2014	USD	1,524	NZD	1,860	—	14,474
RBS	08/2014	USD	3,055	CAD	3,390	5,288	—
RBS	08/2014	USD	123	GBP	75	—	2,573

Total Unrealized Appreciation and Depreciation						$918,390	$988,667

Over-the-Counter Options Written at February 28, 2014
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
CAD Currency Put	JPM	CAD	1.195	7/15/14	CAD	(11,670,000)	$44,678	$(16,571)
EUR Currency Put	BOA	PLN	4.000	7/4/14	EUR	(4,850,000)	15,536	(10,261)
INR Currency Put	BAC	INR	65.000	5/23/14	INR	(314,700,000)	63,424	(44,373)
INR Currency Call	GSG	INR	60.000	5/23/14	INR	(291,000,000)	20,855	(12,222)
MXN Currency Call	JPM	MXN	12.600	7/29/14	MXN	(94,570,000)	57,042	(34,707)
NZD Currency Call	CITI	USD	0.850	6/10/14	NZD	(7,690,000)	56,933	(70,325)
NZD Currency Put	GSG	USD	0.780	6/10/14	NZD	(3,885,000)	59,557	(16,294)
NZD Currency Put	GSG	USD	0.780	6/10/14	NZD	(3,885,000)	50,182	(16,294)
SGD Currency Put	BOA	SGD	1.350	8/27/14	SGD	(5,400,000)	61,400	(9,358)

Total of Over-the-Counter Options Written							$429,607	$(230,405)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITI	Citigroup, Inc.
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

4  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS    Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

5  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited

Oppenheimer Currency Opportunities Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”).

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Currency Opportunities Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At February 28, 2014, the Fund owned 10,000 shares of the Subsidiary with a market value of $1,985,643.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

6  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

7  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

8  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$15,752,986	$—	$15,752,986
Short-Term Notes	—	28,890,428	—	28,890,428
Over-the-Counter Options Purchased	—	597,634	—	597,634
Investment Company	1,728,520	—	—	1,728,520

Total Investments, at Value	1,728,520	45,241,048	—	46,969,568
Other Financial Instruments:
Foreign currency exchange contracts	—	918,390	—	918,390

Total Assets	$1,728,520	$46,159,438	$—	$47,887,958

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(230,405)	$—	$(230,405)
Foreign currency exchange contracts	—	(988,667)	—	(988,667)

Total Liabilities	$—	$(1,219,072)	$—	$(1,219,072)

9  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease

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CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $93,156,996 and $90,158,988, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $262,609 and $390,803 on purchased call options and purchased put options, respectively.

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CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $229,557 and $280,476 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended February 28, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	261,680,000	$182,716	654,912,000	$242,868
Options written	2,307,208,000	1,366,919	30,864,558,000	1,544,817
Options closed or expired	(1,272,699,000)	(635,778)	(11,323,981,000)	(549,087)
Options exercised	(902,929,000)	(779,027)	(19,851,099,000)	(943,821)

Options outstanding as of February 28, 2014	393,260,000	$134,830	344,390,000	$294,777

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

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CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time.

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NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$47,449,438
Federal tax cost of other investments	(429,607)

Total federal tax cost	$47,019,831

Gross unrealized appreciation	$680,571
Gross unrealized depreciation	(961,239)

Net unrealized depreciation	$(280,668)

15  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/9/2014